Related Party Disclosures	12 Months Ended
Dec. 31, 2017
Related party transactions [abstract]
Related Party Disclosures

30. Related party disclosures

In July 2016, Biofrontera AG signed a research cooperation partnership (a collaboration and partnership agreement) with Maruho Co., Ltd, as part of which possibilities to jointly develop pharmaceutical products based on Biofrontera’s proprietary nanoemulsion technology are to be researched. According to this agreement’s provisions, Biofrontera, as part of research services, will conduct the requisite work for the exploratory research of these product candidates. Maruho is bearing the related costs.

This development partnership generated revenue of EUR 1.4 million in 2017 (2016: EUR 1.2 million; 2015: EUR 0). Receivables due from Maruho amounted to EUR 0.1 million as of 31 December 2017 (31 December 2016: EUR 0.5 million).

In 2017, no further reportable transactions or relationships with related parties existed beyond the aforementioned facts and circumstances stated in subsections 27 and 28. The Group of related persons and entities is limited to those referred to therein.

In the context of the underlying holding structure, Biofrontera AG is responsible for the administrative and management tasks. Biofrontera AG is also responsible for the financing of the currently still loss-making business areas, as it is a listed company and consequently enjoys optimal access to the capital market.

The funds made available to the subsidiaries as loans bear interest at market rates and are, where necessary, furnished with a subordination agreement.

In light of the close cooperation between the Group companies, internal offsetting is applied, which is reviewed and adjusted to requirements on an annual basis.